UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________________
FORM 8-K
 ___________________________________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 17, 2012
 WASHINGTON REAL ESTATE
INVESTMENT TRUST
(Exact name of registrant as specified in its charter)

MARYLAND	53-0261100
(State of incorporation)	(IRS Employer Identification Number)
6110 EXECUTIVE BOULEVARD, SUITE 800, ROCKVILLE, MARYLAND 20852
(Address of principal executive office) (Zip code)
Registrant’s telephone number, including area code: (301) 984-9400
___________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 17, 2012, Washington Real Estate Investment Trust (“WRIT”) completed the public offering of $300,000,000 aggregate principal amount of 3.95% senior notes due October 15, 2022 (the “Notes”) pursuant to an Underwriting Agreement dated September 12, 2012, between WRIT, J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Wells Fargo Securities, LLC and Credit Suisse Securities (USA) LLC as representatives of the underwriters named therein.

The Notes were issued on September 17, 2012 pursuant to a Registration Statement on Form S-3 (File No. 333-182264), filed with the Securities and Exchange Commission (the “SEC”) on June 21, 2012, which became automatically effective on June 21, 2012. A Prospectus Supplement dated September 12, 2012 relating to the Notes (the “Prospectus Supplement”) and supplementing the Prospectus dated June  21, 2012 (the “Prospectus”) was filed with the SEC on September  13, 2012 pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended.

The Notes were issued at a price to the public of 99.438% of their principal amount. Interest on the Notes is payable semiannually in arrears on April 15 and October 15 of each year, beginning April 15, 2013. Interest on the Notes will accrue from September 17, 2012. The Notes will rank equally with all other unsecured senior indebtedness of WRIT. The Notes may be redeemed in whole or in part at any time before maturity at the redemption price described in the Prospectus Supplement and will not be subject to any sinking fund. Descriptions of the terms of the Notes are included under the caption “Description of the Notes” in the Prospectus Supplement and under the caption “Description of Debt Securities” in the Prospectus. The form of the Notes and the Officers' Certificate establishing the terms of the Notes are attached to this Current Report on Form 8-K as Exhibits 4.1 and 4.2, respectively.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

The following exhibits are filed with this report on Form 8-K:

Exhibit No.	Description
4.1	Form of 3.95% Senior Notes due October 15, 2022

4.2	Officers' Certificate establishing the terms of the 3.95% Notes due October 15, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON REAL ESTATE INVESTMENT TRUST
(Registrant)

By: /s/ Laura M. Franklin
            (Signature)

            Laura M. Franklin
            Executive Vice President Accounting,
            Administration and Corporate Secretary

September 17, 2012

Exhibit Index

Exhibit Number	Description
4.1	Form of 3.95% Senior Notes due October 15, 2022

4.2	Officers' Certificate establishing the terms of the 3.95% Notes due October 15, 2022